WARRANT AGREEMENT

This WARRANT AGREEMENT (this “Agreement”), dated as of August, 2009, is between MDI, INC., a Delaware corporation (the “Company”), and MDI Investments, LLC (“Holder”).

W I T N E S S E T H:

WHEREAS, the Company desires to grant to Holder this Warrant Agreement (this “Warrant”) to purchase 4,000,000 shares (the “Shares”) of Common Stock of the Company.

NOW, THEREFORE, in consideration of the premises, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant.  Subject to the terms and conditions hereof, Holder is hereby granted this Warrant by which Holder has the right to purchase, at any time prior to August __, 2016 (the “Expiration Date”), at 5:00 p.m., San Antonio, Texas time on such date, the Shares.

2. Exercise of Warrant.

2.1 This Warrant is exercisable at $0.60 per Share payable by certified or official bank check, bank draft payable to the order of the Company or any combination thereof, subject to adjustment as provided in Section 8 hereof. The purchase rights represented are exercisable at the option of the Holder thereof, in whole or part (but not as to fractional shares of the Common Stock).

2.2 In lieu of exercising this Warrant by payment of cash or check or bank draft payable to the order of the Company pursuant to Section 2.1 above, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being exercised), at any time after the date hereof and before the close of business on the Expiration Date, by surrender of this Warrant at the principal executive office of the Company, together with the Notice of Conversion annexed hereto, in which event the Company will issue to the Holder, Shares in accordance with the following formula:

X           =           Y(A-B)
    A

Where,                   X      =         The number of Shares to be issued to Holder;

Y      =           The number of Shares for which the Warrant is being exercised;

A      =           The fair market value of one Share; and

B      =           The Exercise Price.

(i) For purposes of this Section 2.2, the fair market value of a Share is defined as the average of the closing bid prices over the thirty (30) day period ending three (3) days prior to the date of the Notice of Conversion.

3.           Issuance of Certificates.  Upon the exercise of this Warrant, the issuance of certificates for shares of Common Stock (the “Warrant Certificates”) shall be made forthwith (and in any event within fifteen (15) business days thereafter) without charge to the Holder thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

3. Restriction On Transfer of Warrant.  The Holder, by its acceptance thereof, covenants and agrees that this Warrant is being acquired as an investment and not with a view to the distribution thereof in violation of the Securities Act (as defined below).  This Agreement is binding upon any Holder(s) and their respective heirs, successors, and permitted assigns.  The Holder may assign interests granted by this Agreement, provided that the transferee agrees to be bound by the terms of this Agreement as if such transferee were a Holder and, provided further, that the assignment is made pursuant to an effective registration statement under the Securities Act or a valid exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).  If requested by the Company, the Holder must also furnish to the Company an opinion of counsel reasonably satisfactory to the Company to such effect.

4. Exercise Price.

4.1 Initial and Adjusted Exercise Price.  Except as otherwise provided in Section 8 hereof, the initial exercise price of each Warrant shall be $0.60 per Share.  The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

4.2 Exercise Price.  The term “Exercise Price” herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

5. Restrictive Legends.  Any certificates representing the Shares underlying this Warrant and any of the other securities issuable upon exercise of this Warrant shall bear substantially the following restrictive legend:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

6. Adjustments to Exercise Price and Number of Securities.

6.1 Adjustments for Change in Capital Stock. If at any time after the date of this Agreement, the Company:

(a) pays a dividend or makes a distribution on its Common Stock exclusively in shares of its Common Stock;

(b) subdivides its outstanding shares of Common Stock into a greater number of shares;

(c) combines its outstanding shares of Common Stock into a smaller number of shares;

(d) pays a dividend or makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

(e) issues by reclassification of its Common Stock any shares of its capital stock;

then the Holder of the unexercised Warrant shall thereafter be entitled to receive, upon the exercise of such Warrant, the same shares of Common Stock and other securities that they would have owned or been entitled to receive immediately after such event as if this Warrant had been exercised immediately prior to such event.  The adjustment pursuant to this Section 8.1 shall be made successively each time that any event listed in this Section 8.1 above shall occur.  Upon each adjustment in the number of shares for which a Warrant is exercisable pursuant to this Section 8.1, the Exercise Price for such Warrant shall be adjusted to equal an amount per share of Common Stock equal to the Exercise Price before such adjustment multiplied by a fraction, of which the numerator is the number of shares of Common Stock for which a Warrant is exercisable immediately before giving effect to such adjustment, and the denominator of which is the number of shares of Common Stock for which a Warrant is exercisable immediately after giving effect to such adjustment.

6.2 Definition of Common Stock.  For the purpose of this Agreement, the term “Common Stock” shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

6.3 Merger or Consolidation.  In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer.  Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8.  The above provision of this subsection shall similarly apply to successive consolidations or mergers.

6.4 No Adjustment of Exercise Price in Certain Cases.  Notwithstanding anything to the contrary herein, no adjustment of the Exercise Price or number of shares of Common Stock shall be made if the Exercise Price would be less than the $0.01.

6.5 Statement on Certificate.  Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of this Warrant, the certificates issued may continue to express the same price and number and kind of shares as are stated in this Warrant initially issuable pursuant to this Agreement.

7. Elimination of Fractional Interests.  The Company shall not be required to issue fractional shares of Common Stock upon the exercise of Warrant.  Warrant may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares of Common Stock

8. Reservation of Securities.  The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof.  The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

9. Notices.  All notices, requests, consents and other communications required or permitted hereunder shall be given in accordance with that certain Stock Purchase Agreement entered into by and between the Company and the Holder of even date herewith (the “Stock Purchase Agreement”).

10. Successors.  All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns hereunder.

11. Governing Law; Submission to Jurisdiction.  This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of such State without giving effect to the rules of such State governing the conflicts of laws.

12. Entire Agreement; Modification.  This Agreement and the Stock Purchase Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

13. Severability.  If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

14. Captions.  The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor shall they be construed as, a part of this Agreement and shall be given no substantive effect.

15. Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Holder and any other registered holders of the Warrant Certificates or Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company and Holder and any other registered holders of Warrant Certificates or Shares.

16. Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

17. Representations and Warranties.  The Company represents and warrants as of the date hereof as follows: (i) the Company and each of its material subsidiaries (a) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite corporate or other power and authority to own its properties and carry on its business as now being and as proposed to be conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business or the ownership of its assets makes such qualification necessary and where the failure to be so qualified would have a material adverse effect; (ii) the Company has the power and authority and legal right to execute, deliver and perform its respective obligations under this Agreement; and (iii) the execution, delivery, and performance by the Company of this Agreement and compliance with the terms and provisions hereof has been duly authorized by all requisite corporate action on the part of the Company and does not and will not violate or conflict with, or result in a breach (whether through notice or lapse of time) of or require any consent under the Certificate of Incorporation or bylaws of the Company or any amendments to any of the foregoing.

18. Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new Warrant executed in the same manner as this Warrant and of like tenor and amount.

19. Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to the Holder, upon any breach or default of the Company under this Warrant shall impair any such right, power, or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring.  Any waiver, permit, consent, or approval of any kind or character on the part of the Holder of any breach or default under this Warrant or any waiver on the part of the Holder of any provisions or conditions of this Warrant must be made in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Warrant or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

[Signature Page Follows]

AUS:619095.3

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed, as of the day and year first above written.

MDI, INC.

________________
By: J. Collier Sparks
Its: CEO and President

HOLDER

MDI INVESTMENTS, LLC

_________________
By: _________________
Its: _________________

AUS:619095.3

NOTICE OF EXERCISE

TO: MDI, Inc.
12500 Network Blvd., Suite 306
San Antonio, TX 78249
ATTN:  Secretary

1.
The undersigned hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of MDI, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

2.	Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

(Print Name)
Address:

3.
The undersigned confirms that the undersigned is an “accredited investor”, and that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or selling the Shares.

(Date)
By:
Name:Title:

AUS:619095.3

NOTICE OF CONVERSION

TO: MDI, Inc.
12500 Network Blvd., Suite 306
San Antonio, TX 78249
ATTN:  Secretary

1.
The undersigned hereby elects to convert the attached Warrant into __________ shares (the “Shares”) of the Common Stock of MDI, Inc. pursuant to Section 1.2 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

2.	Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

(Print Name)
Address:

3.
The undersigned represents that the undersigned is an “accredited investor,” and that the Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

(Date)
By:
Name:Title:

AUS:619095.3